As of September 30, 2017

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION


7.92%
46.30%
45.78%
Domestic
International
Net Cash [1]

[1]*Net Cash represents cash equivalents and other assets less liabilities.*

INDUSTRY DIVERSIFICATION

Information Technology	21.9%
Financials	20.1%
Consumer Discretionary	15.4%
Consumer Staples	12.3%
Heathcare	9.5%
Energy	6.2%
Telecommunications	3.0%
Industrials	2.2%
Utilities	1.5%
Materials	0.0%
Net Cash[1]	7.9%

TOP 10 HOLDINGS

MasterCard, Inc.	6.64%
Apple Inc.	5.27%
Citigroup, Inc.	4.67%
BNP Paribas SA	4.32%
Baidu, Inc.	4.24%
Diageo PLC	3.39%
Bank of America Corp.	3.25%
Alphabet, Inc. Class A	2.91%
American International Group, Inc.	2.89%
Alphabet, Inc. Class C	2.87%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	38
2016 Portfolio Turnover	31.49%
Net Assets (millions)	$23.39
Total Expense Ratio	1.53%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]


Mundoval Fund
MSCI World Index
6.43%
4.84%
20.32%
18.17%
3.32%
7.68%
9.37%
10.99%
3.89%
4.21%
6.69%
7.26%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since
Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]


$23,314
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

[3]*A hypothetical $10,000 investment in the Fund at inception on 9/3/04* would have been worth $23,314.34 on 9/30/17. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING



3Q17 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 6.43% in the third quarter versus 4.84% for MSCI World Index during the same period. Since inception date on September 3, 2004, the average annualized net rate of return for the Mundoval Fund has been 6.69% versus 7.26% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology (Mastercard and Baidu) and Financials Sectors (BNP Paribas and Banco do Brasil). Negative factors that impacted performance during the quarter included the Health-care (Teva Pharmaceuticals & Allergan) and Consumer Discretionary Sectors (Viacom and Discovery Communications).

During the quarter shares of Enel Americas S.A. and Lukoil Oil Co. were sold in order to provide liquidity to purchase shares of Walt Disney Company and Nike, Inc. The geographic diversification of the Fund as of September 30, 2017 consisted of 46.30% Domestic stocks, 45.78% International stocks and 7.92% cash equivalents. The Fund owned shares of common stock in 37 companies as of September 30, 2017.

Manager Commentary:

Despite escalating political tensions with North Korea, a series of devastating storms in Texas and Florida, and the Federal Reserve's announcement that it would maintain a steady pace of interest rate increases, stock markets around the world continued to climb in the third quarter. Emerging market stocks, as measured by the MSCI Emerging Markets index are on pace for their best year of performance since 2009, with year to date rate return greater than 25%. The Mundoval Fund benefitted from the rise in Brazilian stocks as Banco do Brasil and Petrobras provided rates of return consistent with that of the Brazilian stock index during the third quarter.

After shares of bank stocks tumbled in late August and early September in response to lower interest rates, the trend reversed course by the end of the quarter. The Trump administration's proposed tax overhaul plan at the end of the quarter propelled bank stocks higher due to perceived economic growth from tax reform and potential increases in business merger activity. Shares of BNP Paribas and Citigroup returned 11% and 9% respectively during the 3rd quarter for the Mundoval Fund.

The price of a barrel of crude oil increased by 12% to more than $50 during the quarter due to reports of lower number of rigs drilling oil wells in the U.S. and OPEC's compliance with its production cuts. Shares of energy stocks, Petrobras and Valero Energy, increased 25% and 15% respectively during the quarter.

The technology sector continues to be the best performing industry year to date, with a rate of return greater than 25%. Shares of Alphabet (a.k.a. Google), Apple, Baidu and Mastercard have been positive contributors to the performance of the Mundoval Fund year to date.

Thank you for your business & continued support.
Arthur Q. Johnson, Portfolio Manager

Average Annualized Total Returns as of September 30, 2017

	3Q 2017 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	6.43%	20.32%	3.32%	9.37%	8.62%	3.89%	6.69%
MSCI World Index	4.84%	18.17%	7.68%	10.99%	10.08%	4.21%	7.26%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.53%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.